          Securities and Exchange Commission
          Washington, DC 20549
          Form 8-K
          Current Report
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of report:    18-Oct-00
          CIT Equipment Collateral 2000-1


      A New York             Commission File               I.R.S. Employer
      Corporation            No. 0001114967                No. 22-6846998

                          c/o AT&T Capital Corporation
                          650 CIT Drive, Livingston, N.J. 07039
                          Telephone Number (973) 740-5000

Item 5. Other

                         CIT Equipment Collateral 2000-1
                             Monthly Servicing Report


                                          Determination Date:         10/18/00
                                           Collection Period:         09/30/00
                                                Payment Date:         10/20/00



I. AVAILABLE FUNDS

   A.  Available Pledged Revenues
        a.  Scheduled Payments Received                                                        $ 25,455,298.75
        b.  Liquidation Proceeds Allocated to Owner Trust                                           865,286.88
        c.  Required Payoff Amounts of Prepaid Contracts                                          1,875,298.32
        d.  Required Payoff Amounts of Purchased Contracts                                                0.00
        e.  Proceeds of Clean-up Call                                                                     0.00
        f.  Investment Earnings on Collection Account and Note Distribution Account                       0.00
        g.  Investment Earnings on Class A-2a Funding Account                                             0.00
                                                                                               ---------------
                                 Total Available Pledged Revenues =                            $ 28,195,883.95

   B.  Determination of Available Funds

        a.  Total Available Pledged Revenues                                                   $ 28,195,883.95
        b.  Receipt from Class A-2 Swap Counterparty                                                      0.00
        c.  Receipt from Class A-3 Swap Counterparty                                                      0.00
        d.  Servicer Advances                                                                     4,402,043.21
        e.  Recoveries of  prior Servicer Advances                                               (3,837,304.36)
        f.  Withdrawls from the Class A Principal Account, including Investment Earnings                  0.00
        g.  Withdrawal from Cash Collateral Account                                                 860,151.29
                                                                                               ---------------
                                 Total Available Funds =                                       $ 29,620,774.09

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

           1.    Servicing Fee                                                                                      378,084.21

           2.    Class A-1 Note Interest Distribution                                 803,163.58
                 Class A-1 Note Principal Distribution                             24,038,831.89
                             Aggregate Class A-1 distribution                                                    24,841,995.47

           3.    Class A-2a Note Interest Distribution                                795,258.24
                 Class A-2a Note Principal Distribution                                     0.00
                             Aggregate Class A-2a distribution                                                      795,258.24

           4.    Class A-2b Note Interest Distribution                                      0.00
                 Class A-2b Note Principal Distribution                                     0.00
                             Aggregate Class A-2b distribution                                                            0.00

           5.    Class A-3 Note Interest Distribution                               1,057,857.06
                 Class A-3 Note Principal Distribution                                      0.00
                             Aggregate Class A-3 distribution                                                     1,057,857.06

           6.    Class A-4 Note Interest Distribution                                 587,641.01
                 Class A-4 Note Principal Distribution                                      0.00
                             Aggregate Class A-4 distribution                                                       587,641.01

           7.    Deposit to the Class A Principal Account                                                                 0.00

           8.    Class B Note Interest Distribution                                    57,015.10
                 Class B Note Principal Distribution                                  383,598.38
                             Aggregate Class B distribution                                                         440,613.48

           9.    Class C Note Interest Distribution                                    76,927.53
                 Class C Note Principal Distribution                                  511,464.51
                             Aggregate Class C distribution                                                         588,392.04

           10.   Class D Note Interest Distribution                                   101,956.71
                 Class D Note Principal Distribution                                  639,330.64
                             Aggregate Class D distribution                                                         741,287.35

           11.   Payment due to the Class A-2 Swap Counterparty                                                      76,204.11

           12.   Payment due to the Class A-3 Swap Counterparty                                                     113,441.12

           13.   Deposit to the Cash Collateral Account                                                                   0.00

           14.   Amounts in accordance with the CCA Loan Agreement                                                        0.00

           15.   To the holder of the equity certificate                                                                  0.00
                             Collection Account Distributions =                                                  29,620,774.09
                                                                                                                ==============

B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1.    Payment due on the Senior Loan                     76,130.93

       2.    Payment due on the Holdback                       139,252.80

       3.    Payment to the Depositor                                0.00
                                                               ----------
                  Cash Collateral Account Distributions =      215,383.73
                                                               ==========





III.    INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


     ------------------------------------------------------------------------------------------------
               Distribution         Class A-1          Class A-2a       Class A-3       Class A-4
                 Amounts              Notes              Notes            Notes           Notes
     ------------------------------------------------------------------------------------------------
1              Interest Due            803,163.58     795,258.24     1,057,857.06       587,641.01
2             Interest Paid            803,163.58     795,258.24     1,057,857.06       587,641.01
3           Interest Shortfall               0.00           0.00             0.00             0.00
             ((1) minus (2))
4             Principal Paid        24,038,831.89           0.00             0.00             0.00

5       Total Distribution Amount   24,841,995.47     795,258.24     1,057,857.06       587,641.01
              ((2) plus (4))



    -----------------------------------------------------------------------------------------------------------
           Distribution            Class B         Class C       Class D       Total Offered     Class A-2b
             Amounts                Notes           Notes         Notes            Notes           Notes
    -----------------------------------------------------------------------------------------------------------

1          Interest Due           57,015.10       76,927.53    101,956.71      3,479,819.23         0.00
2         Interest Paid           57,015.10       76,927.53    101,956.71      3,479,819.23         0.00
3       Interest Shortfall             0.00            0.00          0.00              0.00         0.00
         ((1) minus (2))
4         Principal Paid         383,598.38      511,464.51    639,330.64     25,573,225.42         0.00

5   Total Distribution Amount    440,613.48      588,392.04    741,287.35     29,053,044.65         0.00
          ((2) plus (4))

IV.   Information Regarding the Securities

      A. Summary of Balance Information

     -----------------------------------------------------------------------------------------------------------------------
                           Applicable       Principal Balance      Class Factor      Principal Balance      Class Factor
              Class           Coupon               Oct-00              Oct-00              Sep-00               Sep-00
                               Rate             Payment Date        Payment Date        Payment Date         Payment Date
     -----------------------------------------------------------------------------------------------------------------------

a.       Class A-1 Notes      6.7230%         119,318,725.57         0.41346           143,357,557.47        0.49676
b.       Class A-2a Notes     6.6138%         144,291,800.00         1.00000           144,291,800.00        1.00000
c.       Class A-3 Notes      6.7538%         187,959,055.00         1.00000           187,959,055.00        1.00000
d.       Class A-4 Notes      7.5800%          93,030,239.00         1.00000            93,030,239.00        1.00000
e.        Class B Notes       7.5400%           8,690,422.65         0.76289             9,074,021.03        0.79656
f.        Class C Notes       7.6300%          11,587,230.20         0.76289            12,098,694.71        0.79656
g.        Class D Notes       8.0900%          14,484,037.75         0.76289            15,123,368.39        0.79656

h.               Total Offered Notes          579,361,510.18                           604,934,735.60

i.       Class A-2b Notes                     144,291,800.00

j.               One - Month Libor Rate               6.6238%


     B Other Information

 -------------------------------------------------------------------------------------------
                                  Scheduled                          Scheduled
                              Principal Balance                  Principal Balance
         Class                     Oct-00                              Sep-00
                                Payment Date                        Payment Date
 -------------------------------------------------------------------------------------------
    Class A-1 Notes            131,613,858.00                      155,254,318.00


 -------------------------------------------------------------------------------------------------------------
                                        Target           Class               Target              Class
                      Class        Principal Amount      Floor          Principal Amount         Floor
         Class     Percentage           Oct-00           Oct-00              Sep-00              Sep-00
                                     Payment Date     Payment Date        Payment Date        Payment Date
 -------------------------------------------------------------------------------------------------------------
        Class A      94.00%        544,599,819.57                         568,638,651.46
        Class B       1.50%          8,690,422.65         0.00              9,074,021.03          0.00
        Class C       2.00%         11,587,230.20         0.00             12,098,694.71          0.00
        Class D       2.50%         14,484,037.75         0.00             15,123,368.39          0.00

V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT

          1.    Principal Balance of Notes and Equity Certificates                  604,934,735.60
                (End of Prior Collection Period)
          2.    Contract Pool Principal Balance (End of Collection Period)          579,361,510.18
                                                                                    --------------

                             Total monthly principal amount                          25,573,225.42



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS
                                                     ----------------------------------------------------------
                                                       Original             Oct-00               Sep-00
                                                         Pool            Payment Date         Payment Date
                                                     ----------------------------------------------------------

           1.    a.  Contract Pool Balance          759,430,525.00      579,361,510.18        604,934,735.60
                 b.  No of Contracts                        79,033              67,788                69,680

           2.    Weighted Average Remaining Term             39.70                38.0                  38.4

           3.    Weighted Average Original Term               53.3



B.  DELINQUENCY INFORMATION

                         ------------------------------------------------------------------------------
                              % of         % of Aggregate       No. Of
                                          Required Payoff                         Aggregate Required
                            Contracts          Amount          Accounts           Payoff Amounts
                         ------------------------------------------------------------------------------
1.    Current                  91.37%              91.13%        61,939               538,039,679.04
      31-60 days                4.66%               4.81%         3,156                28,379,713.29
      61-90 days                1.76%               1.74%         1,194                10,298,303.26
      91-120 days               0.98%               0.99%           661                 5,860,268.74
      120+ days                 1.24%               1.33%           838                 7,827,905.11

         Total Delinquency     100.0%              100.0%        67,788               590,405,869.44




2. Delinquent Scheduled Payments:

    Beginning of Collection Period                                         10,479,620.41
    End of Collection Period                                               11,044,359.26
                                                                           -------------

                 Change in Delinquent Scheduled Payments                      564,738.85


C. DEFAULTED CONTRACT INFORMATION

   1.    Required Payoff Amount on Defaulted Contracts                      2,213,791.42
   2.    Liquidation Proceeds received                                        865,286.88
                                                                           ------------
   3.    Current Liquidation Loss Amount                                    1,348,504.54

   4.    Cumulative Liquidation Losses to date                              3,989,990.73

                                                  % of Initial Contracts          1.076%
                                      % of Initial Contract Pool Balance          0.525%

VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


     A.  CASH COLLATERAL ACCOUNT
            1.    Opening Cash Collateral Account                                     39,891,960.03

            2.    Deposit from the Collection Account                                          0.00

            3.    Withdrawls from the Cash Collateral Account                           (860,151.29)

            4.    Available amount                                                    39,031,808.74

            5.    Required Cash Collateral Account Amount                             41,768,678.88

            6.    Cash Collateral Account Surplus/(Shortfall)                        (2,736,870.10)

            7.    Release of Cash Collateral Surplus                                           0.00

            8.    Ending Cash Collateral Account                                      39,031,808.74


     B.  CASH COLLATERAL ACCOUNT LOANS

            1.    Available Funds
                  a.  Excess Spread from Collection Account                                    0.00
                  b.  Investment Earnings                                                215,383.73

                  Total Available Funds                                                  215,383.73

            2.    Distribution of Available Funds
                  a.  Senior Loan Interest                                                76,130.93
                  b.  Senior Loan Principal                                                    0.00
                  c.  Holdback Amount Interest                                           139,252.80
                  d. Holdback Amount Principal                                                 0.00
                  e. Remainder to the Depositor                                                0.00

            3.    Distribution of CCA Surplus:
                  a.  Senior Loan Principal                                                    0.00
                  b. Holdback Amount Principal                                                 0.00
                            Total Distribution of Surplus                                      0.00

            4.    Summary of Balance and Rate Information
                  Applicable Rates for the Interest Period:
                  a.  Libor Rate for the Interest Period                        6.6238%
                  b.  Senior Loan Interest Rate                                 9.6238%
                  c.  Holdback Amount Interest Rate                            11.8738%


-----------------------------------------------------------------------
                                  Oct-00                  Sep-00
      Item                     Payment Date            Payment Date
-----------------------------------------------------------------------

a.  Senior Loan                9,492,881.56            9,492,881.56
b.  Holdback Amount           32,275,797.31           32,275,797.31

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

             1.    Opening Servicer Advance Balance                       10,479,620.41
             2.    Current Period Servicer Advance                         4,402,043.21
             3.    Recoveries of prior Servicer Advances                  -3,837,304.36
                                                                         --------------
             4.    Ending Servicer Advance Balance                        11,044,359.26


      B.  CLASS A-2a FUNDING ACCOUNT

             1.    Opening Class A-2a Funding Account                    144,291,800.00

             2.    Monthly Accrued Interest                       793,604.90

             2.    Investment Earnings                                             0.00

             3.    Withdrawal to the Collection Account                            0.00

             4.    Distribution to Class A-2a on Stated Maturity Date              0.00
                                                                         --------------

             5.    Ending Class A-2a Funding Account                     144,291,800.00


      C.  CLASS A PRINCIPAL ACCOUNT

             1.    Opening Class A Principal Account                               0.00

             2.    Investment Earnings                                             0.00

             3.    Withdrawls to the Collection Account                            0.00

             4.    Deposits                                                        0.00
                                                                         --------------

             5.    Ending Class A Principal Account                                0.00


      D.  OTHER RELATED INFORMATION

             1.    Discount Rate                                                8.1540%

             2.    Life to Date Prepayment (CPR)                                   7.5%

             3.    Life to Date Substitutions:

                   a.  Prepayments                                      0.00

                   b.  Defaults                                         0.00

                             Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (The "Servicer") under the Pooling and Servicing Agreement, dated as of
   April 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment Collateral 2000-1, NTC Funding Company LLC, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on 10/20/00

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            AT&T Capital Corporation


                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer